Prospectus Supplement	August 24, 2007

PUTNAM RESEARCH FUND - Prospectus dated November 30, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joshua Brooks (Portfolio Leader) and Kelly Morgan (Portfolio Leader), Walter Scully (Portfolio Member) and Charles Dane (Portfolio Member).

Positions held by Ms. Morgan and Messrs. Brooks and Dane over the past five years are set forth in the prospectus.

Mr. Scully joined the fund in 2007. Since 1995, he has been employed by Putnam Management, currently as an analyst. As of July 30, 2007, he owned shares of Putnam Research Fund valued between $50,001 and $100,000. As of that date, he also owned shares in all Putnam Funds valued between $100,001 and $500,000.

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